Customer Acquisition Payable (Tables)	6 Months Ended
Sep. 30, 2022
Customer Acquisition Payable [Abstract]
Schedule of customer acquisition payable
	As of September 30, 2022	As of March 31, 2022
	(US$)	(US$)
Customer acquisition payable to Reachnet*	$54,208,676	$58,293,330
Customer acquisition payable to Reachnet, current portion	(27,104,338)	(29,146,665)
Customer acquisition payable to Reachnet, non-current portion	$27,104,338	$29,146,665

*        The Group has acquired customers from Reachnet Cable Services Private Limited (“Reachnet”), through an Agreement to Acquire Customers dated June 21, 2019, and the income entitlement rights from April 1, 2019, for a consideration of approximately $59 million. The Company intend to settle 50% of the payment obligation of Reachnet under the contract on or before March 31, 2023 and the remaining 50% on or before March 31, 2024. Refer to Note 20 on Subsequent Events, in relation to the modification agreement.